EXHIBIT 10.8

Amendment to Asset Purchase Agreement
(Reno/Sparks)

THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (RENO/SPARKS) (the “Amendment”) is made and entered into as of July 20, 2004, by and between CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”), Debtor-in-Possession under Jointly Administered Case No. 03-11258-PHX-RJH in the United States Bankruptcy Court for the District of Arizona filed on June 29, 2003 under Chapter 11 of Title 11 of the United States Code, and RENO LUMBER, a Nevada corporation (“Buyer”).

Recitals:

A.            Seller and Buyer are parties to that certain Asset Purchase Agreement (Reno/Sparks) dated as of June 2, 2004 (the “Agreement”), pursuant to which Seller has agreed to sell and Buyer has agreed to purchase, on the terms and conditions set forth therein, substantially all of the assets associated with Seller’s contractor supply yard business in Sparks, Nevada. Capitalized terms used but not defined herein have the respective meanings set forth in the Agreement.

B.            The parties wish to amend the Agreement to substitute for Annex E to Schedule E thereto the attached Annex E (Replacement).

Agreements:

In consideration of the foregoing and the mutual covenants of the parties set forth in this Amendment, the parties, intending to be legally bound, agree as follows:

1.             Replacement of Annex E. Annex E to Schedule E to the Agreement is hereby replaced with the attached Annex E (Replacement).

2.             Modification. This Amendment may not be modified or amended except by the written agreement of the parties.

3.             Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

4.             Effect of Amendment. Except as expressly provided in this Amendment, the Agreement shall remain unamended and in full force and effect. All references in the Agreement to “this Agreement” shall be deemed to mean the Agreement as amended by this Amendment

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Seller:	CROWN PACIFIC LIMITED PARTNERSHIP,
an Oregon limited partnership

	By:	Crown Pacific Management Limited Partnership, its General Partner

		By:	/s/ Steven E. Dietrich
Steven E. Dietrich
Chief Financial Officer

Buyer:	RENO LUMBER,
a Nevada corporation

	By:	/s/ D.S. Yaeger
D.S. Yaeger, Chief Executive Officer